UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices)  (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ADKSX

ANNUAL REPORT

March 31, 2016

This Page Was Left Blank Intentionally

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2016 (UNAUDITED)

Dear Fellow Shareholders,

During the fiscal year ending March 31, 2016, The Adirondack Small Cap Fund (ADKSX) declined 10.71%.  Over the same period, its benchmark, the Russell 2000® Value Index (RUJ), fell 7.72%.  The top ten holdings represented 22.7% of Fund assets and the annual portfolio turnover stood at 32%.

Over the past twelve months U.S. equity investors generally looked to reduce risk and sought shelter in low beta, higher yielding sectors, namely Utilities and REITs.  We positioned the Fund for higher interest rates, which made it difficult for us to keep pace with our relatively defensive benchmark.  In short, it was a run for cover market.  Most companies with commodity and/or international exposure were extremely challenged during this period.  The Energy sector declined over 40% and it took many industrial, material and transportation companies down with it.   It was not all bad news as the Fund had a record six companies acquired during the year at an average premium of 62.5% to our cost basis.

We finished 2015 on a strong note.  Our fiscal third quarter (3 months ending 12/31/15) saw the Fund materially outpace its benchmark as concerns over China began to subside, the Fed set a more hawkish tone and U.S. economic metrics showed signs of improvement.  This confirmed our posture for the portfolio and our bias for higher rates.  During our last fiscal quarter (3 months ending 3/31/16) the market experienced unprecedented volatility.  After falling almost 13% by early February, our benchmark rebounded to positive territory by quarter end.  Unfortunately, a few of our low priced holdings in technology, industrials and materials felt the full pain of the sell-off, but did not rebound with the market as their fundamentals worsened.  The bounce that the market experienced at the end of this quarter as oil stabilized was heavily focused on “risk on” highly levered names which is not in our bailiwick.

Fear is good as it allows value investors to plant the seeds of potential future returns.  Our optimism around our opportunity set continues to build.  The dislocation created by the rush into more defensive assets has increased the pool of good companies trading at great prices.  An example of this is FLY Leasing (FLY), a company that leases its fleet of commercial aircraft to airlines around the world.  (As of 3/31/16, FLY represented 2.04% of the portfolio.)  The Fund has held a position for about two years now and currently trades for less than our cost basis.  FLY's shares still trade at a considerable discount to book value, suggesting most investors are still dubious about FLY's prospects.  In our view, they have done a fantastic job reducing funding costs as well as improving and derisking their fleet.  Furthermore, FLY's fundamental outlook is strong, driven by high capacity utilization (spurred by low cost airlines), and improving airport infrastructure around the globe.  As the economy continues to grow and fear begins to subside, we think market participants will assign more rational valuations to outstanding companies like FLY.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2016 (UNAUDITED)

Going forward, we continue to look for value within the beaten up Energy and Materials sectors.  Consumer Discretionary has had a tough go of it lately and we are watching this group closely.  Caution, however, still rules the day.  There are more small companies carrying significant debt loads than we would like.  Nevertheless, we have constructed a portfolio with less financial leverage than our benchmark and we will continue to be continue to be judicious on that front.

Thank you for your continued investment in The Adirondack Small Cap Fund.  For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com.  As always, please don’t hesitate to pick up the phone and call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA

 Greg Roeder, CFA

Portfolio Manager

 Portfolio Manager

mreiner@adirondackfunds.com                                          groeder@adirondackfunds.com

 Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus, the Fund’s gross annual operating expense ratio is 1.32%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until July 31, 2016, subject to termination by the Fund on 60 days’ written notice.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2016 (UNAUDITED)

1.	Selective Insurance Group, Inc.	2.56%
2.	Blount International, Inc.	2.53%
3.	LSI Industries, Inc.	2.36%
4.	Owens & Minor, Inc.	2.29%
5.	Vonage Holdings Corp.	2.20%
6.	Endurance Specialty Holdings Ltd. (Bermuda)	2.18%
7.	Orthofix International N.V. (Curacao)	2.16%
8.	NeoPhotonics Corp.	2.15%
9.	KCG Holdings, Inc.	2.15%
10.	MFA Financial, Inc.	2.13%

* Excludes Fund's Money Market positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
3/31/2005
3/31/2006
3/31/2007
3/31/2008
3/31/2009
3/31/2010
3/31/2011
3/31/2012
3/31/2013
3/31/2014
3/31/2015
3/31/2016
Adirondack Small Cap Fund $25,270
Russell 2000 Index $21,021
Russell 2000 Value Index $19,076

Average Annual Total Returns (a) (for periods ended March 31, 2016)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	-10.71%	6.95%	6.57%	7.42%	8.81%
Russell 2000 Index **	-9.76%	6.84%	7.20%	5.26%	7.00%
Russell 2000 Value Index ***	-7.72%	5.73%	6.66%	4.42%	6.06%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
22.93%
Utilities
0.34%
Basic Materials
1.91%
Cash Equivalent
7.66%
Communication
Services
4.30%
Consumer Cyclical
14.99%
Consumer Defensive
3.28%
Energy
2.87%
Financial Services
19.15%
Healthcare
8.80%
Industrials
11.63%
Real Estate
2.14%

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2016

Shares		Value

COMMON STOCKS - 88.86%

Accident & Health Insurance - 1.46%
232,706	CNO Financial Group, Inc. (1 Right per share, exp. 12/31/17)	$ 4,170,092

Agriculture Production - Crops - 1.58%
107,238	Fresh Del Monte Produce, Inc. (Cayman Islands)	4,511,503

Air Transportation Scheduled - 0.72%
97,205	JetBlue Airways Corp. *	2,052,970

Aircraft Parts & Auxiliary Equipment - 1.12%
374,493	LMI Aerospace, Inc. *	3,186,935

Biotechnology Research & Products - 1.69%
414,728	Trinity Biotech Plc. (Ireland)	4,835,728

Business Services, NEC - 0.94%
136,258	Xura, Inc. *	2,680,195

Cogeneration Services & Small Power Producers - 1.78%
301,800	Covanta Holding Corp.	5,088,348

Commercial Banks - 1.33%
180,206	FirstMerit Corp.	3,793,336

Computer Peripheral Equipment, NEC - 0.87%
234,487	Brocade Communications Systems, Inc.	2,480,872

Computer Processing & Data Preparation - 1.14%
2,957,454	IPASS, Inc. *	3,253,199

Computer Programming, Data Processing, Etc. - 0.72%
118,885	Autobytel, Inc. *	2,063,844

Computer Storage Devices - 0.32%
1,755,078	Violin Memory, Inc. *	916,502

Crude Petroleum & Natural Gas - 0.75%
69,700	Carrizo Oil & Gas, Inc. *	2,155,124

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2016

Shares		Value

Cutlery, Handtools & General Hardware - 2.53%
723,704	Blount International, Inc. *	$ 7,222,566

Deep Sea Foreign Transportation of Freight - 1.35%
70,739	Seacor Holdings, Inc. *	3,851,739

Electric Lighting & Wiring Equipment - 3.00%
573,678	LSI Industries, Inc.	6,740,716
1,323,153	Orion Energy Systems, Inc. *	1,839,183
		8,579,899
Electronic Components & Accessories - 2.76%
197,232	CTS Corp.	3,104,432
391,060	Vishay Intertechnology, Inc.	4,774,843
		7,879,275
Fabricated Plate Work (Boiler Shops) - 1.19%
619,098	Global Power Equipment Group, Inc. *	1,238,196
525,971	McDermott International, Inc. *	2,151,221
		3,389,417
Fire, Marine & Casualty Insurance - 4.74%
95,288	Endurance Specialty Holdings Ltd. (Bermuda)	6,226,118
199,820	Selective Insurance Group, Inc.	7,315,410
		13,541,528
Footwear, (No Rubber) - 0.58%
89,800	Wolverine World Wide, Inc.	1,654,116

Gold And Silver Ores - 0.33%
88,000	Pan American Silver Corp. (Canada)	956,560

Greeting Cards - 1.13%
115,365	CSS Industries, Inc.	3,222,144

Heavy Construction Other Than Building Construction - Contractors - 1.63%
903,078	Sterling Construction Co., Inc. *	4,650,852

Home Health Care - 0.29%
5,914,023	Hooper Holmes, Inc. *	822,049

Ice Cream & Frozen Desserts - 1.68%
277,917	Dean Foods Co.	4,813,522

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2016

Shares		Value

Instruments for Measuring & Testing of Electricity & Electronic Signals - 1.37%
599,813	Xcerra Corp. *	$ 3,910,781

Leisure Time - 1.51%
473,912	Callaway Golf Corp.	4,322,077

Life Insurance - 3.69%
843,082	Genworth Financial, Inc. Class A *	2,301,614
18,507	National Western Life Group, Inc. Class A	4,268,269
107,602	Phoenix Companies, Inc. *	3,964,058
		10,533,941
Meat Packing Plants - 1.31%
1,243	Seaboard Corp. *	3,732,741

Medical & Dental Instruments & Supply - 3.33%
277,123	Cryolife, Inc.	2,979,072
161,737	Owens & Minor, Inc.	6,537,410
		9,516,482
Mining, Quarrying of Nonmetallic Mineral - 0.70%
609,125	Hecla Mining Co.	1,693,368
278,693	Intrepid Potash, Inc. *	309,349
		2,002,717
Mortgage Bankers & Loan Correspondents - 2.04%
587,963	Nationstar Mortgage Holdings, Inc. *	5,820,834

Motor Vehicle Parts & Accessories - 2.18%
177,753	Dana Holding Corp.	2,504,540
168,545	Superior Industries International, Inc.	3,721,474
		6,226,014
Operative Builders - 0.75%
182,100	TRI Pointe Group, Inc. *	2,145,138

Orthopedic, Prosthetic, & Surgical Appliances & Supplies - 1.28%
276,641	Invacare Corp.	3,643,362

Photographic Equipment & Supplies - 0.71%
187,602	Eastman Kodak Co. *	2,035,482

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2016

Shares		Value

Printed Circuit Boards - 1.86%
88,273	Benchmark Electronics, Inc. *	$ 2,034,693
140,340	Sanmina Corp. *	3,281,149
		5,315,842
Production Technology Equipment - 1.28%
512,108	Electro Scientific Industries, Inc. (1 Right per share, exp. 5/18/19) *	3,661,572

Radio & TV Broadcasting & Communications Equipment - 1.13%
584,134	SeaChange International, Inc. *	3,224,420

Retail-Apparel & Accessory Stores - 1.38%
184,631	Express, Inc. *	3,952,950

Retail-Auto Dealers & Gasoline Stations - 1.08%
454,453	TravelCenters of America LLC. *	3,076,647

Retail-Miscellaneous Shopping Goods Stores - 0.97%
388,365	Office Depot, Inc. *	2,757,391

Rolling Drawing & Extruding of Nonferrous Metals - 1.12%
202,863	Tredegar Corp.	3,189,006

Savings Institution, Federally Chartered - 1.31%
339,635	Brookline Bancorp, Inc.	3,739,381

Security Brokers, Dealers, & Flotation Companies - 2.15%
513,928	KCG Holdings, Inc. *	6,141,440

Semiconductors & Related Devices - 2.15%
438,374	NeoPhotonics Corp. *	6,154,771

Services-Computer Integrated Systems Design - 2.16%
361,259	Allscripts Healthcare Solutions, Inc. *	4,772,231
61,200	NetScout Systems, Inc. *	1,405,764
		6,177,995
Services-Computer Programming Services - 0.84%
592,576	RealNetworks, Inc. *	2,405,859

Services-Engineering, Accounting, Research, Management - 0.02%
10,463	PRGX Global, Inc. *	49,385

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2016

Shares		Value

Services-Miscellaneous Equipment Rental & Leasing - 2.04%
458,541	FLY Leasing Ltd. (Ireland)	$ 5,828,056

Services-Motion Picture & Video Tape Production - 0.85%
380,191	Gaiam, Inc. Class A *	2,433,222

Special Industry Machinery - 3.63%
1,582,353	Axcelis Technologies, Inc. *	4,430,588
1,623,458	Mattson Technology, Inc. *	5,925,622
		10,356,210
Sporting & Athletic Goods, NEC - 1.65%
1,043,902	Black Diamond, Inc. *	4,718,437

State Commercial Banks - 0.12%
58,358	TrustCo Bank Corp. NY	353,649

Steel Pipes and Tubes - 0.87%
268,665	Northwest Pipe Co. (1 Right per share, exp. 6/28/19)*	2,477,091

Surgical & Medical Instruments & Apparatus - 2.16%
148,769	Orthofix International N.V. (Curacao) *	6,176,889

Telephone Communications (No Radio Telephone) - 2.20%
1,376,822	Vonage Holdings Corp. *	6,292,077

Television Broadcasting Stations - 1.72%
315,115	E.W. Scripps Co.	4,912,643

Title Insurance - 1.33%
104,962	Stewart Information Services, Corp.	3,808,021

Water Supply - 0.34%
212,786	Pure Cycle Corp. *	959,665

TOTAL FOR COMMON STOCKS (Cost $235,243,917) - 88.86%		253,824,503

PREFERRED STOCK - 0.88%

Life Insurance - 0.88%
139,770	Phoenix Companies, Inc. 7.45% 1/15/32	2,527,042
TOTAL FOR PREFERRED STOCK (Cost $2,966,929) - 0.88%		2,527,042

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2016

Shares		Value

REAL ESTATE INVESTMENT TRUST - 2.13%
886,744	MFA Financial, Inc.	$ 6,074,196
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $6,464,800) - 2.13%		6,074,196

SHORT-TERM INVESTMENT - 7.62%
21,756,571	Federated Treasury Obligation Fund - Institutional Shares 0.17% **	21,756,571
TOTAL SHORT-TERM INVESTMENT (Cost $21,756,571) - 7.62%		21,756,571

TOTAL INVESTMENTS (Cost $266,432,217) - 99.49%		284,182,312

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.51%		1,465,033

NET ASSETS - 100.00%		$285,647,345

** Variable rate security; the money market rate shown represents the yield at March 31, 2016.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2016

Assets:
Investments in Securities, at Value (Cost $266,432,217)	$284,182,312
Receivables:
Securities Sold	3,261,114
Dividends and Interest	435,632
Shareholder Subscriptions	217,168
Prepaid Expenses	14,050
Total Assets	288,110,276
Liabilities:
Securities Purchased	1,828,404
Shareholder Redemptions	312,241
Due to Advisor	273,234
Due to Trustees	8,617
Accrued Expenses	40,435
Total Liabilities	2,462,931

Net Assets	$285,647,345

Net Assets Consist of:
Paid In Capital	$271,277,909
Accumulated Net Investment Loss	(41,273)
Accumulated Realized Loss on Investments	(3,339,386)
Unrealized Appreciation in Value of Investments	17,750,095
Net Assets, for 14,995,431 Shares Outstanding	$285,647,345

Net Asset Value Per Share	$ 19.05

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Year Ending March 31, 2016

Investment Income:
Dividends (net of $3,080 of foreign tax withheld)	$ 3,135,613
Interest	270,346
Total Investment Income	3,405,959

Expenses:
Advisory	3,471,962
Transfer Agent	80,469
Legal	24,340
Custodian	38,619
Audit	13,018
Trustee	30,000
Chief Compliance Officer	30,249
Insurance	12,995
Registration and Filing Fees	43,744
Printing & Mailing	20,062
Total Expenses	3,765,458

Net Investment Loss	(359,499)

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(1,454,553)
Net Change in Unrealized Depreciation on Investments	(30,973,585)
Realized and Unrealized Loss on Investments	(32,428,138)

Net Decrease in Net Assets Resulting from Operations	$(32,787,637)

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2016	3/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (359,499)	$ (321,669)
Net Realized Gain (Loss) on Investments	(1,454,553)	14,610,337
Unrealized Depreciation on Investments	(30,973,585)	(9,084,967)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,787,637)	5,203,701

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(9,779,942)	(18,286,101)
Total Dividends and Distributions Paid to Shareholders	(9,779,942)	(18,286,101)

Capital Share Transactions	63,225,495	(6,103,795)

Total Increase (Decrease) in Net Assets	20,657,916	(19,186,195)

Net Assets:
Beginning of Period	264,989,429	284,175,624

End of Period (Including Undistributed Net Investment Income (Loss) of $(41,273) and $0, respectively)
	$285,647,345	$ 264,989,429

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the period:

	Years Ended
	3/31/2016	3/31/2015	3/31/2014	3/31/2013	3/31/2012

Net Asset Value, at Beginning of Period	$ 22.07	$ 22.94	$ 17.96	$ 15.74	$ 16.38

Income From Investment Operations:
Net Investment Income (Loss) *	(0.03)	(0.02)	(0.05)	0.02	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.33)	0.63	5.98	2.24	(0.33)
Total from Investment Operations	(2.36)	0.61	5.93	2.26	(0.33)

Distributions:
Net Investment Income	-	-	-	(0.03)	-
Realized Gains	(0.66)	(1.48)	(0.95)	(0.01)	(0.31)
Total from Distributions	(0.66)	(1.48)	(0.95)	(0.04)	(0.31)

Proceeds from Redemption Fees †	-	-	-	-	-

Net Asset Value, at End of Period	$ 19.05	$ 22.07	$ 22.94	$ 17.96	$ 15.74

Total Return **	(10.71)%	2.87%	33.17%	14.40%	(1.74)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 285,647	$ 264,989	$ 284,176	$ 120,146	$ 91,485
Ratio of Expenses to Average Net Assets
Before Waivers/Recapture	1.32%	1.37%	1.38%	1.44%	1.50%
After Waivers/Recapture	1.32%	1.37%	1.41%	1.48%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers/Recapture	(0.13)%	(0.11)%	(0.20)%	0.17%	(0.01)%
After Waivers/Recapture	(0.13)%	(0.11)%	(0.23)%	0.14%	0.01%
Portfolio Turnover	32.02%	37.36%	32.97%	30.81%	33.00%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

†  Amount less than $0.005 per share, redemption fees were eliminated for transactions beginning 8/1/2013.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2016

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the year ended March 31, 2016.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2016

Federal Income Taxes:  The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2013-2016, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $318,226 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events:  Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

Note 3. Security Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

The Fund’s Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.  If market quotations are not readily available, the security will be valued at fair value (the

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2016

amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s adviser (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Fund’s Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2016

Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2016:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 253,824,503	$ -	$ -	$ 253,824,503
Preferred Stocks	2,527,042	-	-	2,527,042
Real Estate Investment Trust	6,074,196	-	-	6,074,196
Short-Term Investment	21,756,571	-	-	21,756,571
	$ 284,182,312	$ -	$ -	$ 284,182,312

The Fund did not hold any Level 3 assets during the period ended March 31, 2016. The Fund did not hold any derivative instruments at any time during the period ended March 31, 2016. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Note 4. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor. Stephen Gonick and Louis Morizio are also shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Prior to August 1, 2015, the monthly fee was based on an annual rate of 1.25% of the Fund’s average daily net assets.  Effective August 1, 2015, the monthly fee is based on an annual rate of 1.20% of the Fund’s average daily net assets.  Effective August 1, 2015 through July 31, 2016, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  As of March 31, 2016, the Advisor did not have any fess or expenses remaining subject to recoupment.  For the year ended March 31, 2016, the Advisor earned advisory fees of $3,471,962.  As of March 31, 2016, the Fund owed the Advisor $273,234.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2016

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $15,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $271,277,909 as of March 31, 2016.  Transactions in capital for the years ended March 31, 2016 and 2015 were as follows:

	March 31, 2016		March 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	6,414,301	$ 131,058,243	5,389,494	$ 117,125,723
Shares reinvested	478,076	9,212,525	735,107	15,672,484
Shares redeemed	(3,901,134)	(77,045,273)	(6,507,413)	(138,902,002)
Net increase (decrease)	2,991,243	$ 63,225,495	(382,812)	$ (6,103,795)

Note 7. Investment Transactions

For the year ended March 31, 2016, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $127,597,039 and $83,305,222, respectively.

Note 8. Tax Matters

As of March 31, 2016, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$267,794,844

Gross tax appreciation of investments	$ 55,143,685

Gross tax depreciation of investments	(38,756,217)

Net tax appreciation of investments	$ 16,387,468

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2016, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Ordinary Loss	$ (41,273)
Post-October Capital Loss Deferrals	(1,976,759)
Net Unrealized Appreciation	16,387,468
Total Distributable Earnings	$ 14,369,436

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2016

The undistributed ordinary income and capital gains (losses) shown may differ from corresponding accumulated net investment income and accumulated net realized gain (loss) reported on the statement of assets and liabilities due to different book/tax treatment of short-term capital gains and due to certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2016 the Fund elected to defer net capital losses and net ordinary losses in the amounts of $1,976,759 and $41,273, respectively.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

On December 22, 2015, the Fund declared and paid a distribution of $0.65977 per share of long term capital gain and $0.00488 of short term capital gain.

On December 26, 2014, the Fund declared and paid a distribution of $1.09313 per share of long term capital gain and $0.38365 of short term capital gain.

The tax character of distributions paid during the years ended March 31, 2016 and 2015 were as follows:

	March 31, 2016	March 31, 2015
Ordinary Income	$ 71,806	$ 4,750,513
Long-term Gain	$ 9,708,136	$ 13,535,588

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of March 31, 2016, National Financial Service Corp., for the benefit of its customers, owned 41.79% of the Fund. As of March 31, 2016, Charles Schwab & Co., for the benefit of its customers, owned 29.75% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 20, 2016

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2016 (UNAUDITED)

 Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2015	March 31, 2016	October 1, 2015 to March 31, 2016

Actual	$1,000.00	$1,042.70	$6.59
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.55	$6.51

* Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2016 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Age: 51	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Age: 48	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013. Home Builder and Developer, LDM Management Group Inc. from January 2007 to February 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Age: 52	Trustee since March 2005	1	Principal and General Manager of Operations, Ideal Wood Products since 2006.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Age: 52	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Age: 38	Secretary since 2011; Chief Compliance Officer since 2010	N/A

Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.  Business Manager, Northern Vermont Resource Conservation and Development Council, Inc. (non-profit) from April 2005 to December 2013.

Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Age: 50	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers and is available, without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2016 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 686-2729 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

A copy of Registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2016

$ 15,000

FY 2015

$ 14,500

(b)

Audit-Related Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

(c)

Tax Fees

Registrant

FY 2016

$ 2,200

FY 2015

$ 2,000

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at he regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

FY 2016

$ 2,200 [tax fees]

FY 2015

$ 2,000 [tax fees]

 (h)

The Registrant's audit committee has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date May 26, 2016

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date May 26, 2016

* Print the name and title of each signing officer under his or her signature.